UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2007

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

0-12788	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 8, 2007, Casey’s General Stores, Inc. (the “Company”) conducted a conference call with investors concerning its financial results for the third fiscal quarter ended January 31, 2007. A copy of the transcript prepared by the host of the conference call is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 6, 2007, the Board of Directors of the Company elected Diane C. Bridgewater as a member of the Board of Directors, to fill the existing vacancy left by the death of Jack Taylor. Ms. Bridgewater currently is Chief Financial Officer of Life Care Services, LLC (“LCS”), a Des Moines-based manager and developer of continuing care retirement communities throughout the United States. Prior to her employment with LCS, Ms. Bridgewater was employed in various capacities by Pioneer, a DuPont Company, most recently as its Vice President and Chief Financial Officer (2006), Vice President and Business Director, North America Operations (2004-2006) and Global Customer and Sales Services Director (2001-2003).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2007, the Board of Directors of the Company also amended Article VI of the Amended and Restated Bylaws (“Bylaws”) of the Company to allow for the issuance of uncertificated shares. The amendment is intended to enable the Company to participate in the Direct Registration System (“DRS”) which is currently administered by the Depository Trust Company. DRS allows investors to have securities registered in their names without the issuance of physical certificates, and to electronically transfer securities to broker-dealers without transferring physical certificates. The Bylaws still permit each registered shareholder to obtain a physical stock certificate upon written request.

The full text of Article VI of the Bylaws, as so amended, is being filed as Exhibit 99.2 to this Current Report, and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: March 8, 2007	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description
99.1	Transcript of conference call conducted by Casey’s General Stores, Inc. on March 8, 2007.

99.2	Amendment to Amended and Restated By-laws of Casey’s General Stores, Inc.